NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code: 5-02-210
Columbus, Ohio 43215
(800) 848-0920

NVIT MULTI-MANAGER LARGE CAP VALUE FUND

IMPORTANT SHAREHOLDER INFORMATION

The enclosed Prospectus/Information Statement is being provided to inform you that on or about September 14, 2020, the NVIT Multi-Manager Large Cap Value Fund, a series of Nationwide Variable Insurance Trust (the “Trust”), will be reorganized with and into the NVIT Mellon Dynamic U.S. Equity Income Fund, also a series of the Trust (the “Transaction”).  The Prospectus/Information Statement discusses the Transaction and provides you with additional information about the NVIT Mellon Dynamic U.S. Equity Income Fund.  The Board of Trustees of the Trust approved the Transaction and concluded that the Transaction is in the best interests of the NVIT Multi-Manager Large Cap Value Fund and the NVIT Mellon Dynamic U.S. Equity Income Fund.

Please review the information in the Prospectus/Information Statement for your reference.  You do not need to take any action with regard to your account.  On or about September 14, 2020, your Class I shares of the NVIT Multi-Manager Large Cap Value Fund will be exchanged automatically at their net asset value for Class X shares of the NVIT Mellon Dynamic U.S. Equity Income Fund, and your Class II shares of the NVIT Multi-Manager Large Cap Value Fund will be exchanged automatically at their net asset value for Class Z shares of the NVIT Mellon Dynamic U.S. Equity Income Fund.

If you have any questions, please call the Trust toll-free at (800) 848-0920.
i

PROSPECTUS/INFORMATION STATEMENT

TABLE OF CONTENTS

INTRODUCTION
The Transaction	3
How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?	3
What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?	4
What are the general tax consequences of the Transaction?	4
Who manages the Funds?	4
What are the fees and expenses of each Fund and what might they be after the Transaction?	6
How do the performance records of the Funds compare?	8
Where can I find more financial information about the Funds?	11
What are other key features of the Funds?	11
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND PRINCIPAL RISKS	12
What are the differences between the investment objectives of the Target Fund and the Acquiring Fund?	12
What are the most significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?	12
How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?	14
What are the principal risk factors associated with investments in the Funds?	15
FACTORS CONSIDERED BY THE BOARD	18
INFORMATION ABOUT THE TRANSACTION AND THE PLAN	18
How will the Transaction be carried out?	18
Who will pay the expenses of the Transaction?	19
What are the tax consequences of the Transaction?	19
What should I know about shares of the Target Fund and the Acquiring Fund?	21
What are the capitalizations of the Funds and what might the capitalization be after the Transaction?	21
MORE INFORMATION ABOUT THE FUNDS	22

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT	24

ii

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code: 5-02-210
Columbus, Ohio 43215
(800) 848-0920

PROSPECTUS/INFORMATION STATEMENT

Dated July 27, 2020

Acquisition of the Assets of:
NVIT MULTI-MANAGER LARGE CAP VALUE FUND (a series of Nationwide Variable Insurance Trust)
By and in exchange for shares of:
NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (a series of Nationwide Variable Insurance Trust)

This Prospectus/Information Statement is being furnished to shareholders of NVIT Multi-Manager Large Cap Value Fund (the “Target Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”), pursuant to a Plan of Reorganization (the “Plan”) whereby  all of the property, assets and goodwill (“Assets”) of the Target Fund will be acquired by the NVIT Mellon Dynamic U.S. Equity Income Fund, also a series of the Trust (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”), in exchange for newly created Class X and Class Z shares of the Acquiring Fund (the “Transaction”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.  According to the Plan, the Target Fund will then be liquidated and dissolved following the Transaction.  The Board of Trustees of the Trust (the “Board”) has approved the Plan and the Transaction.  Shareholders of the Target Fund are not required to and are not being asked to approve the Plan or the Transaction.

Pursuant to the Plan, holders of Class I shares of the Target Fund will receive, in exchange for their shares, the equivalent aggregate net asset value of Class X shares of the Acquiring Fund, and holders of Class II shares of the Target Fund will receive, in exchange for their shares, the equivalent aggregate net asset value of Class Z shares of the Acquiring Fund.

The investment goals, strategies and risks of the Target Fund and Acquiring Fund are not identical, and there are some important differences, as well as certain similarities.  The fundamental and non-fundamental investment restrictions of each Fund are identical.

Each Fund is a diversified series of the Trust.  Nationwide Fund Advisors (“NFA” or the “Adviser”) is the investment adviser to both the Target Fund and the Acquiring Fund.  Mellon Investments Corporation (“Mellon”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and Wellington Management Company LLP (“Wellington”), each subadvise a portion of the Target Fund.  Mellon is the subadviser to the Acquiring Fund.

This Prospectus/Information Statement provides the information that you should know about the Transaction and about an investment in the Acquiring Fund. You should retain this Prospectus/Information

Statement for future reference. A Statement of Additional Information dated July 27, 2020 (the “Statement of Additional Information”), relating to this Prospectus/Information Statement contains more information about the Acquiring Fund and the Transaction, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund, dated April 29, 2020 (as revised July 6, 2020) (1933 Act File No. 002-73024) (the “Acquiring Fund Prospectus”), is incorporated herein by reference and is considered a part of this Prospectus/Information Statement, and is intended to provide you with information about the Acquiring Fund. A copy of the current summary prospectus for the Acquiring Fund (“Acquiring Fund Summary Prospectus”) accompanies this Prospectus/Information Statement. The prospectus of the Target Fund, dated April 29, 2020 (1933 Act File No. -002-73024) (the “Target Fund Prospectus”), provides additional information about the Target Fund and is incorporated herein by reference.

You can request a free copy of the Statement of Additional Information, Acquiring Fund Prospectus or Target Fund Prospectus, and the Annual Report to Shareholders of the Acquiring Fund or Target Fund for the fiscal year ended December 31, 2019 (the “Annual Report”), by calling (800) 848-0920, or by writing to the Trust at: One Nationwide Plaza, Mail Code: 5-02-210, Columbus, Ohio 43215.

Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by mailing a written request to U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

This Prospectus/Information Statement is also being furnished by certain insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Participating Insurance Company separate account invested in shares of the Target Fund.  All owners (“Contract Owners”) of Variable Contracts who, as of May 30, 2020, had selected the Target Fund as an underlying investment option within their Variable Contract will receive this Prospectus/Information Statement.

For purposes of this Prospectus/Information Statement, the terms “you,” “your,” and “shareholder” refer to both Contract Owners who invest in the Target Fund through their Variable Contracts as well as the Participating Insurance Companies.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

INTRODUCTION

This Introduction is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan, attached as Exhibit A, and the Acquiring Fund Summary Prospectus included with this Prospectus/Information Statement.

The Transaction

The Plan provides for: (i) the acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for Class X and Class Z shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (ii) the pro rata distribution of Class X shares of the Acquiring Fund to holders of Class I shares of the Target Fund, and of Class Z shares of the Acquiring Fund to holders of Class II shares of the Target Fund; and (iii) the liquidation and dissolution of the Target Fund.  At a meeting held on June 10, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), approved the Plan.

At the closing of the Transaction, all of the Target Fund’s Assets will be transferred to the Acquiring Fund in exchange for the Acquiring Fund Shares equal in value to the Assets of the Target Fund that are transferred to the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Target Fund will be liquidated and dissolved and the Acquiring Fund Shares will be distributed pro rata to the Target Fund’s shareholders.

The Transaction will result in your shares of the Target Fund being exchanged for shares of the Acquiring Fund equal in value (but having a different price per share) to your shares of the Target Fund. In particular, shareholders of Class I shares of the Target Fund will receive Class X shares of the Acquiring Fund, and shareholders of Class II shares of the Target Fund will receive Class Z shares of the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund, holding shares of Class X or Class Z shares, as applicable. These exchanges will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around September 14, 2020.

For the reasons set forth below under “Factors Considered by the Board,” the Board has determined that the Transaction is in the best interests of the Target Fund and the Acquiring Fund. The Board has also concluded that the interests of the existing shareholders of the Target Fund and the existing shareholders of the Acquiring Fund will not be diluted as a result of the Transaction.

How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?
Investment Objectives. The Target Fund seeks long-term capital growth, whereas the Acquiring Fund seeks capital appreciation, and secondarily current income.  The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies and Policies.  The principal strategies of the Target Fund and the Acquiring Fund are substantially similar, yet they also have some important differences.  Both Funds invest at least 80% of their respective net assets in equity securities of companies with market capitalizations within the range of the Russell 1000® Value Index, and each Fund employs a value style of investing, although they use different types of value styles.  The most significant difference between the two Funds, however, is that in addition to its investments in equity securities, the Acquiring Fund applies a dynamic overlay that uses bonds, money market instruments, and equity index and bond futures contracts (and options on such futures contracts) that seeks to outperform the Russell 1000® Value Index over a full market cycle while maintaining a similar level of volatility risk as the index.  The use of derivatives thus exposes the Acquiring Fund to leverage and potentially higher volatility than that of the Target Fund, which does not use derivatives as a principal investment strategy.  Further, the Target Fund is managed by three subadvisers, which may increase diversification among securities and investment styles in order to potentially reduce investment risk, whereas the Acquiring Fund uses only one subadviser.  The subadviser to the Acquiring Fund is one of the three subadvisers to the Target Fund.

Each Fund is classified as “diversified” under applicable federal law and does not concentrate its investments in any one industry.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?
Although the Acquiring Fund and Target Fund share many of the same types of principal risks, there also are some differences in the investment risks of the two Funds.  While both Funds invest in equity securities, only the Acquiring Fund invests in derivatives, thus exposing the Acquiring Fund to leverage and potentially higher volatility than would a similar large-cap value fund that does not use derivatives, like the Target Fund. Specifically, the Target Fund and Acquiring Fund share the following principal risks:  equity securities risk, market and selection risks, foreign securities risk and value style risk.  The Target Fund also is subject to real estate securities risk, contrarian investing risk and multi-manager risk as principal risks, but the Acquiring Fund is not.  The Acquiring Fund also is subject to leverage risk, derivatives risk, strategy risk, dividend-paying stock risk, convertible securities risk, preferred stock risk, initial public offering risk, sector risk, fixed-income securities risk, liquidity risk, cash position risk and quantitative analysis strategy risk, whereas the Target Fund is not subject to these principal risks.  For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks.”

What are the general tax consequences of the Transaction?

 It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Acquiring Fund pursuant to the Transaction.  For federal income tax purposes, the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of the Target Fund. Contract Owners should ask their own tax advisors for more information on their own tax situations.  For more detailed information about the federal income tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

Who manages the Funds?
Nationwide Fund Advisors (“NFA” or the “Adviser”), One Nationwide Plaza, Mail Code: 5-02-210, Columbus, Ohio 43215, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. As of December 31, 2019, NFA managed in the aggregate approximately $69.8 billion in assets under management.

Subject to the supervision of NFA and the Board, one or more subadvisers manages all or a portion of each Fund’s assets in accordance with each Fund’s investment objectives and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Target Fund

The Target Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the portion they each manage.  Mellon Investments Corporation (“Mellon”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and Wellington Management Company LLP (“Wellington”) each subadvise different portions of the Target Fund.

Mellon is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Brian Ferguson, portfolio manager for the Target Fund since 2010, is responsible for the day-to-day management of the portion of the Target Fund subadvised by Mellon. He is supported in this effort by John Bailer, CFA, portfolio manager for the Target Fund since 2010.

MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. The following portfolio managers are responsible for coordinating the day-to-day management of the portion of the Target Fund subadvised by MFS:

Jonathan W. Sage, lead portfolio manager for the Target Fund since 2012
James C. Fallon, portfolio manager for the Target Fund since 2015
Matthew W. Krummell, portfolio manager for the Target Fund since 2015
John E. Stocks, portfolio manager for the Target Fund since 2015

Wellington is located at 280 Congress Street, Boston, MA 02210. Wellington is a Delaware limited liability partnership. Wellington has been a registered investment adviser since October 1979. The portfolio manager for the portion of the Target Fund subadvised by Wellington is David W. Palmer, CFA, who has managed the Wellington portion of the Target Fund since 2008.

Acquiring Fund

In addition to managing a portion of the Target Fund, Mellon is also the subadviser to the Acquiring Fund.

John C. Bailer, CFA, and Brian C. Ferguson, who are responsible for the day-to-day management of the portion of the Target Fund subadvised by Mellon, are also jointly and primarily responsible for the day-to-day management of the Acquiring Fund, along with David S. Intoppa, Vassilis Dagioglu, and James H. Stavena, who are not portfolio managers of the Target Fund.
Mr. Bailer is an executive vice president and senior portfolio manager at Mellon. He has been employed by Mellon since 1992.
Mr. Ferguson is an executive vice president and senior portfolio manager at Mellon. He has been employed by Mellon since 1997.

Mr. Intoppa is a director and senior research analyst at Mellon. He has been employed by Mellon since 2006.

Mr. Dagioglu is the head of the asset allocation portfolio management team. Mr. Dagioglu joined Mellon in 1999.

Mr. Stavena is a senior portfolio manager. Mr. Stavena joined Mellon in 1998.

Prior to April 1, 2020, American Century Investment Management, Inc. had subadvised the Acquiring Fund pursuant to a different investment strategy since its inception in 2009, and the Acquiring Fund was known as the American Century NVIT Multi Cap Value Fund. Effective April 1, 2020, the Acquiring Fund’s subadviser was changed to Mellon due to performance considerations.  Mellon will continue to subadvise the Acquiring Fund after the Transaction.

The Statement of Additional Information (“SAI”) for the Funds, dated April 29, 2020 (as revised July 6, 2020), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the SAI for the Funds, please see the section entitled, “More Information about the Funds.”

What are the fees and expenses of each Fund and what might they be after the Transaction?
The following tables describe the fees and expenses that you may pay when buying and holding shares of the Funds, depending on the share class you hold, followed by those estimated to be charged with respect to the corresponding class of Acquiring Fund Shares after the Transaction. The operating expenses shown for the Funds are based on expenses incurred during the Funds’ 12-month period ended December 31, 2019. The tables below also include the pro forma expenses for the Acquiring Fund after the Transaction with the Target Fund and for the relevant share classes.  In addition, the fees and expenses do not include sales charges and other expenses that may be imposed by Variable Contracts.  If these amounts were reflected, the fees and expenses would be higher than shown.  Such sales charges and other expenses are described in the Variable Contract’s prospectus.

FEE TABLES FOR THE FUNDS

Class I Shares
	Actual		Pro Forma*
	NVIT Multi-Manager Large Cap Value Fund (Target Fund)	NVIT Mellon Dynamic U.S. Equity Income Fund (Acquiring Fund)	NVIT Mellon Dynamic U.S. Equity Income Fund (Acquiring Fund)
	Class I	Class X	Class X after Transaction with NVIT Multi-Manager Large Cap Value Fund (Target Fund)

Annual Fund Operating Expenses
Management Fees	0.65%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.29%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.94%	0.77%	0.77%
Fee Waiver/Expense Reimbursement	(0.17)%[1,2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.77%	0.77%	0.77%

Class II Shares
	Actual		Pro Forma*
	NVIT Multi-Manager Large Cap Value Fund (Target Fund)	NVIT Mellon Dynamic U.S. Equity Income Fund (Acquiring Fund)	NVIT Mellon Dynamic U.S. Equity Income Fund (Acquiring Fund)
	Class II	Class Z	Class Z after Transaction with NVIT Multi-Manager Large Cap Value Fund (Target Fund)

Annual Fund Operating Expenses
Management Fees	0.65%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.29%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.19%	1.02%	1.02%
Fee Waiver/Expense Reimbursement	(0.17)%[1,2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.02%	1.02%	1.02%
* Pro forma expenses are estimated as if the Transaction occurred on January 1, 2019.
1 The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses to 0.66% until at least July 31, 2021. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
2 In addition to the expense limitation discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.037% of the management fee to which the Adviser would otherwise be entitled until July 31, 2021.  The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

Examples

These Examples are intended to help you compare the costs of investing in Target Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Transaction. The Examples, however, do not include charges that are imposed by Variable Contracts.  If these charges were reflected, the expenses listed below would be higher.  The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class I
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class I Shares	$79	$283	$504	$1,139
Acquiring Fund – Class X Shares	$79	$246	$428	$954
Pro forma Acquiring Fund – Class X Shares (after the Transaction with Target Fund)	$79	$246	$428	$954

Class II
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class II Shares	$104	$361	$638	$1,428
Acquiring Fund – Class Z Shares	$104	$325	$563	$1,248
Pro forma Acquiring Fund – Class Z Shares (after the Transaction with Target Fund)	$104	$325	$563	$1,248

These are just examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of the Trust that are allocated among the various series of the Trust.
How do the performance records of the Funds compare?
The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of the Target Fund’s and Acquiring Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show the Target Fund’s and Acquiring Fund’s average annual total returns for certain time periods compared to the returns of the Russell 1000® Value Index, the current benchmark for both the Target Fund and the Acquiring Fund.  Remember, however, that past performance (before and after tax) is not necessarily an indication of how either the Target Fund or the Acquiring Fund will perform in the future.  The returns shown in the bar charts and tables do not include charges that are imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Mellon became the Acquiring Fund’s subadviser on April 1, 2020.  Acquiring Fund performance prior to April 1, 2020 thus reflects returns achieved pursuant to different principal investment strategies and a different subadviser than Mellon.  If Mellon had been the Acquiring Fund’s subadviser for all periods prior to April 1, 2020, using the Acquiring Fund’s current strategies, the performance shown for the Acquiring Fund would have been different.

Class X and Class Z shares of the Acquiring Fund have not commenced operations as of the date of this Prospectus/Information Statement and will commence operations upon the completion of the Transaction.  Pre-inception performance for Class X and Class Z shares of the Acquiring Fund is based on the previous performance of Class I and Class II shares, respectively, of the Acquiring Fund.  Performance for Class X and Class Z shares has not been adjusted to reflect those share classes’ lower expenses than those of the Acquiring Fund’s Class I and Class II shares, respectively.

NVIT Multi-Manager Large Cap Value Fund – Class II Shares

Annual Total Returns
(Years Ended December 31,)

Highest Quarter: 13.06% - 1st qtr. of 2012
Lowest Quarter: -19.77% - 3rd qtr. of 2011

Year-to-date total return as of June 30, 2020:  -15.91%

NVIT Mellon Dynamic U.S. Equity Income Fund – Class I Shares

Annual Total Returns
(Years Ended December 31,)

Highest Quarter: 12.34% - 4th qtr. of 2011
Lowest Quarter: -13.88% – 3rd qtr. of 2011

Year-to-date total return as of June 30, 2020:  -18.80%

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Target Fund – Class I	25.40%	7.43%	10.39%
Acquiring Fund – Class X	26.95%	7.59%	10.91%

Target Fund – Class II	25.10%	7.18%	10.11%
Acquiring Fund – Class Z	26.68%	7.39%	10.70%

Performance Benchmark for Target Fund and Acquiring Fund
Russell 1000® Value Index [1]	26.54%	8.29%	11.80%

1 Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

 The performance history of the Target Fund and Acquiring Fund, as of June 30, 2020 is shown below. The performance shown below with respect to the Acquiring Fund does not reflect the performance history of the present subadviser or portfolio management team:
	Average Annual Total Returns for the Periods Ended June 30, 2020
	1 Year	5 Years	10 Years
Target Fund – Class I	-8.31%	3.44%	9.44%
Acquiring Fund – Class X	-10.38%	3.40%	9.30%

Target Fund – Class II	-8.51%	3.19%	9.16%
Acquiring Fund – Class Z	-10.55%	3.22%	9.10%

Performance Benchmark for Target Fund and Acquiring Fund
Russell 1000® Value Index [1]	-8.84%	4.64%	10.41%

1 Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Where can I find more financial information about the Funds?
The Target Fund’s and Acquiring Fund’s Annual Reports contain a discussion of each Fund’s performance during their fiscal year ending December 31, 2019, and show per share information for each of the previous five fiscal years. Each Fund’s Annual Report for the fiscal year ended December 31, 2019 is available upon request (See “More Information about the Funds”).

What are other key features of the Funds?
Investment Advisory Fees. NFA is the investment adviser of each Fund.  NFA has entered into separate investment advisory agreements relating to each Fund and each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets.  The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee
NVIT Multi-Manager Large Cap Value Fund	0.65% on assets up to $1 billion; and 0.60% on assets of $1 billion and more
NVIT Mellon Dynamic U.S. Equity Income Fund	0.57% on assets up to $500 million; 0.55% on assets of $500 million and more but less than $1 billion; and 0.53% on assets of $1 billion and more

NFA pays a subadvisory fee to each subadviser based on the investment advisory fee NFA receives. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Target Fund, and the investment advisory agreement for the Acquiring Fund, is in the Funds’ Annual Report to shareholders, which covers the period ending December 31, 2019.  A discussion regarding the basis for the Board of Trustees’ approval of the subadvisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s semiannual report to shareholders, which will cover the period January 1, 2020 to June 30, 2020.

Distribution Services. Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-10, Columbus, Ohio 43215, serves as principal underwriter for both Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon the sale of shares of each Fund. The Underwriting Agreement with the Trust covers both Funds.

Rule 12b-1 Plans. The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) and under the 1940 Act for each Fund’s Class II shares and Class Z shares. The Rule 12b-1 Plan permits each Fund to compensate NFD, as each Fund’s principal underwriter, for expenses associated with the distribution of Class II shares and Class Z shares of the Funds that offer such shares. Although actual distribution expenses may be more or less, Class II shares and Class Z shares pay NFD an annual fee under the Distribution Plan an amount that will not exceed 0.25%. The Rule 12b-1 Plan applies to both Funds.

Purchase, Exchange and Redemption Procedures. There are no differences between each Fund’s procedures with regard to the purchase, exchange and redemption of Fund shares. You may refer to the prospectus for the Funds under the section entitled “Investing with Nationwide Funds” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of each Fund’s shares. In summary, the purchase, exchange, and redemption price of each share of the Funds is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed or exchanged at any time, subject to certain restrictions. Your Variable Contract may impose a sales charge and, because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact their insurance company directly for details concerning these transactions.

Dividends, Distributions and Taxes. You may refer to the prospectus for the Funds under the section entitled “Distributions and Taxes” for each Fund’s procedures with regard to dividends, distributions and taxes. In summary, substantially all of each Fund’s net investment income, if any, is declared and paid as a dividend each quarter. Any net realized capital gains of each Fund will be declared and paid to shareholders at least annually. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. Generally, Contract Owners are not taxed currently on income or gains realized under such contracts until the income or gain is distributed.  However, income distributions from such contracts will be taxable at ordinary income tax rates, subject to certain early withdrawal penalties.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND PRINCIPAL RISKS

This section describes the investment objectives, principal strategies and the key investment policies of the Funds, as well as the principal risks associated with such objectives, principal strategies and policies. For a complete description of the Acquiring Fund’s principal strategies, policies and principal risks, you should read the Acquiring Fund Summary Prospectus, which is included with this Prospectus/Information Statement.

What are the differences between the investment objectives of the Target Fund and the Acquiring Fund?
The Target Fund seeks long-term capital growth. The Acquiring Fund seeks capital appreciation, and secondarily current income. The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Capital growth (or capital appreciation) refers to an increase in the market value of the assets in which a Fund invests. Current income refers to money that is paid out as a result of a Fund’s ownership of an asset, such as dividends or interest payments. Therefore, while the Target Fund seeks earnings through investing in assets that increase in value, the Acquiring Fund seeks earnings through both (i) investing in assets that increase in value and (ii) investing in assets that periodically pay out money.

What are the most significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?
The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar but are different in certain significant respects.  While both Funds invest in equity securities, only the Acquiring Fund applies a dynamic overlay that seeks to outperform the Russell 1000 Value Index over a full market cycle while maintaining a similar level of volatility risk as the index, thus exposing the Acquiring Fund to leverage and potentially higher volatility than the Target Fund. In addition, (i) the Acquiring Fund employs a value style of investing that focuses on dividend-paying stocks and other investments and investment techniques that provide income, while the Target Fund uses a combination of different value styles of investing; (ii) the Acquiring Fund invests in both equities and fixed income securities (including money market instruments) while the Target Fund focuses only on equity securities; (iii) the Acquiring Fund uses derivatives, specifically futures and options on futures, while the Target Fund does not use derivatives as a principal investment strategy; (iv) the Acquiring Fund may write (sell) covered call options, while the Target Fund does not write (sell covered call options as a principal investment strategy; and (v) the Acquiring Fund is managed by only one subadviser, while the Target Fund is managed by three subadvisers.

Mellon, MFS and Wellington, as the subadvisers of the Target Fund, are each responsible for the day-to-day management of a portion of the Target Fund’s portfolio.  As the subadviser to the Acquiring Fund, Mellon is responsible for the day-to-day management of all of the Acquiring Fund’s portfolio.

Each Fund is classified as “diversified” under applicable federal law, which means that, with respect to 75% of its total assets, the Fund may invest no more than 5% of such assets in any one issuer or may hold no more than 10% of the outstanding securities of any one issuer.  Each Fund will not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in securities of issuers in the same industry.

Target Fund

Under normal circumstances, the Target Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Target Fund employs a “value” style of investing, which means investing in equity securities that the Target Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Target Fund may invest in real estate securities, including real estate investment trusts (“REITs”). The Target Fund may also invest in stocks of large-cap companies that are located outside the United States. The Target Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Target Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Target Fund they manage. NFA is the Target Fund’s investment adviser and, subject to the approval of the Board of the Trust, selects the Target Fund’s subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Target Fund assets to allocate to each subadviser. NFA has chosen the Target Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, one subadviser takes an active bottom-up approach to buying and selling investments primarily based on blending fundamental and quantitative research, another subadviser uses a contrarian approach to invest in companies whose current fundamentals and stock prices are depressed relative to their long-term expectations and the third subadviser uses a bottom-up approach to stock selection based on fundamental research and historic valuations. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Acquiring Fund

The Acquiring Fund seeks to provide investors with capital appreciation, and secondarily current income, by outperforming the Russell 1000® Value Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Acquiring Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, bonds, and money market instruments. The Acquiring Fund may obtain equity exposure from the performance of equity and bond indexes through the use of futures contracts and options on equity index and bond futures contracts. Futures and options are derivatives and expose the Acquiring Fund to leverage.

The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers, primarily common stocks. Equity securities also may include preferred stocks, convertible securities and derivatives the value of which are linked to equity securities of U.S. issuers. The Acquiring Fund also may invest up to 20% of its net assets in securities of foreign companies, which are companies organized under the laws of countries other than the United States. Although the Acquiring Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Acquiring Fund’s strategy and availability in the marketplace, if any, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.

The subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, although the Acquiring Fund may emphasize one or more particular sectors at times.

The Acquiring Fund’s subadviser employs a value style of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income. In addition, the Acquiring Fund may write (sell) covered call options to enhance returns and/or to limit volatility. The subadviser identifies potential investments through extensive quantitative and fundamental analysis, using a bottom-up approach that emphasizes three key factors:

•   Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;
•   Sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and
•   Positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

In order to achieve additional exposure to equity markets, the Acquiring Fund also purchases futures contracts on the S&P 500 Index and call options on such S&P 500 Index futures contracts.

Money market instruments serve primarily as “cover” for the Acquiring Fund’s derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Acquiring Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays U.S. Long Treasury Index. The Acquiring Fund also may purchase options on U.S. Treasury bond futures contracts. The Acquiring Fund may use Treasury bond futures and options to hedge against equity market risks.

In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Acquiring Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Acquiring Fund’s equity exposure by allocating assets to Treasury bond index futures and/or money market instruments. By combining equity securities, futures on stock and bond indexes, call options and money market instruments in varying amounts, the subadviser may adjust the Acquiring Fund’s overall equity exposure within a range of 80%–150% of the Acquiring Fund’s net assets. “Equity exposure” for purposes of this range refers to exposure that may be broader than the definition of “equity securities” for purposes of the Acquiring Fund’s 80% policy, as described above. The subadviser regularly reviews the Acquiring Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.

The Acquiring Fund is designed for investors seeking capital appreciation, and secondarily current income, by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the Russell 1000® Value Index. Investors in the Acquiring Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?
The Funds have adopted identical fundamental investment restrictions. Neither Fund may change any of its fundamental investment restrictions without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less. The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated April 29, 2020 (as revised July 6, 2020) (1933 Act File No. 002-73024), which is incorporated by reference into the SAI relating to this Prospectus/Information Statement and is available upon request.

What are the principal risk factors associated with investments in the Funds?
Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund’s ability to achieve its objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with any fund, the value of the Funds’ investments—and therefore, the value of Fund shares—may fluctuate.

Although the Target Fund and the Acquiring Fund have  similar principal risks, there are also some differences in the investment risks of the two Funds. Specifically, the Target Fund and the Acquiring Fund share the following risks: equity securities risk, market and selection risks, foreign securities risk and value style risk.  The Target Fund also is subject to real estate securities risk, contrarian investing risk and multi-manager risk, but the Acquiring Fund is not.  The Acquiring Fund also is subject to leverage risk, derivatives risk, strategy risk, dividend-paying stock risk, convertible securities risk, preferred stock risk, initial public offering risk, sector risk, fixed-income securities risk, liquidity risk, cash position risk and quantitative analysis strategy risk, whereas the Target Fund is not subject to these principal risks.

Investments in the Funds, as indicated below, are subject to the following principal risks:

Cash position risk – (Acquiring Fund) the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.

Contrarian investing risk – (Target Fund) by investing in a manner that differs from the current market consensus or trend, the Fund could lose value if the market consensus or trend is actually correct or underperform if the market consensus takes longer than the Fund’s subadviser anticipates.

Convertible securities risk - (Acquiring Fund) the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Derivatives risk – (Acquiring Fund) derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

  Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

  Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Dividend-paying stock risk – (Acquiring Fund) there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Equity securities risk – (Target Fund and Acquiring Fund) stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Fixed-income securities risk – (Acquiring Fund) investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Foreign securities risk – (Target Fund and Acquiring Fund) foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – (Acquiring Fund) availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Leverage risk – (Acquiring Fund) leverage risk is a direct risk of investing in the Fund. Derivatives may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity risk – (Acquiring Fund) when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.

Market and selection risks – (Target Fund and Acquiring Fund) market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. Selection risk is the risk that the securities selected by a Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Multi-manager risk – (Target Fund) while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadviser(s). It is possible that the security selection process of one subadviser will not complement that of the other subadviser(s). As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Preferred stock risk – (Acquiring Fund) a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Quantitative analysis strategy risk – (Acquiring Fund) the success of the Fund's investment strategy may depend in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.

Real estate securities risk – (Target Fund) involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

  REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Sector risk – (Acquiring Fund) investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

Strategy risk – (Acquiring Fund) the subadviser’s strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital appreciation, and secondarily current income, while accepting the possibility of significant short-term, or even long-term, losses.

Value style risk – (Target Fund and Acquiring Fund) value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

FACTORS CONSIDERED BY THE BOARD

The Trustees considered that, following recent substantial redemptions, the Target Fund’s asset base has been reduced significantly. They considered NFA’s view that the Acquiring Fund’s investment strategy, although likely substantially more volatile than that of the Target Fund, has a potential to produce more favorable long-term returns, and thus to maintain a size more favorable to shareholders, than the strategy of the Target Fund. They considered that the Transaction would not result in any change in Fund expenses for shareholders of the Target Fund; that NFA would bear all expenses (other than brokerage expenses) of the Transaction; that the Transaction would be effected on the basis of each Fund’s net asset values per share; and that NFA had otherwise determined that the Transaction would not result in the dilution of the interest of shareholders of any Fund.

Based on its review of these factors and other information presented to it, and on the basis of NFA’s recommendations, the Board, including a majority of the Independent Trustees, determined that the Transaction would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Transaction.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Prospectus/Information Statement and is incorporated herein by reference.

How will the Transaction be carried out?
The Transaction will take place after the parties to the Plan satisfy various conditions. On the Closing Date, the Target Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume any liabilities of the Target Fund. In exchange, the Trust, on behalf of the Target Fund, will receive Acquiring Fund Shares to be distributed pro rata to the Target Fund’s shareholders. The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the “Valuation Date”). Both Funds are subject to the same Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s net asset value.

The stock transfer books of the Target Fund will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Target Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Board. The Board may also agree to terminate and abandon the Transaction at any time or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?
The expenses related to the Transaction (excluding brokerage costs), including the costs associated with the delivery of this Prospectus/Information Statement, will be paid by NFA. Brokerage costs related to the repositioning of the Target Fund will be paid by the Target Fund, which ultimately are paid by shareholders of the Target Fund. Brokerage costs following the merger will be paid by the Acquiring Fund, which ultimately are paid by all shareholders of the Acquiring Fund.

What are the tax consequences of the Transaction?

The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Transaction. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Transaction, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Target Fund, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the Transaction, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund Shares and the fair market value of the Acquiring Fund Shares it received. However, in light of the tax-favored status of the shareholders of the Acquiring Fund and the Target Fund, which are the Participating Insurance Companies and their separate accounts, failure of the Transaction to qualify as a tax-free reorganization should not result in any material adverse federal income tax consequences to the shareholders of either Fund or to Contract Owners that have selected either Fund as an investment option.  The following discussion assumes that the Transaction qualifies as a tax-free reorganization for federal income tax purposes.

Target Fund Dividend Distribution. Prior to the closing of the Transaction, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Transaction.

Sale of Assets.  Approximately 57% of the Target Fund’s portfolio securities will be sold in connection with the Transaction as distinct from normal portfolio turnover.  Such sale may occur before or after the date of closing of the Transaction.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders of the Target Fund will depend upon a variety of factors, including the Target Fund’s net unrealized appreciation in the value of its portfolio assets at that time and available capital loss carryovers. Taking into account the Target Fund’s net unrealized appreciation in portfolio assets on a tax basis at December 31, 2019 of $24,824,297 (18.42% of net asset value) and the lack of capital loss carryovers available as of such date to offset any capital gains realized by the Target Fund, it is anticipated that the sale of such portfolio assets prior to the date of closing of the Transaction may result in capital gains being distributed to shareholders. Additionally, if the sale of such portfolio assets occurs after the date of closing of a Transaction, the ability of a combined Fund to fully utilize the Target Fund’s capital loss carryovers, if any as of the date of closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Acquiring Fund may receive a greater amount of capital gain distributions than they would have had the Transaction not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio.  NFA believes that these portfolio transaction costs will be approximately $13,060.

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any as of the date of closing of the Transaction, of the Target Fund move to the Acquiring Fund in the Transaction. The capital loss carryovers, if any as of the date of closing of the Transaction, of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to increase the amount of taxable gain to the combined Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Transaction on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Transaction closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year. As of December 31, 2019, neither Fund had any capital loss carryovers.

Appreciation in Value of Investments.  Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by its corresponding Acquiring Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if the Acquiring Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  The unrealized appreciation in value of investments as a percentage of its net asset value at December 31, 2019 was 18.42% for the Target Fund compared to 14.40% for the Acquiring Fund and 15.45% on a combined basis.  As a result, shareholders of the Acquiring Fund may receive a greater amount of taxable distributions than they would have had a Transaction not occurred.

For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of a Target Fund. Contract Owners should ask their own tax advisors for more information on their own tax situation, including state and local tax consequences.

What should I know about shares of the Target Fund and Acquiring Fund?
Upon the Closing of the Transaction, Class I and Class II shares of the Target Fund will be exchanged for Class X and Class Z shares, respectively, of the Acquiring Fund. The fees and expenses of each Class are provided above in the section “Fee Tables for the Target Fund and Acquiring Fund.”

Full and fractional Acquiring Fund Shares will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The Acquiring Fund Shares will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund Shares to be issued in the Transaction have the same rights and privileges as your shares of the Target Fund.

Like the Target Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?
The following table sets forth, as of December 31, 2019, the separate capitalizations of the Target Fund and Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

	Target Fund	Acquiring Fund	Pro Forma Adjustments to Capitalization[1]	Acquiring Fund after Transaction[1] (estimated)
Net assets (all classes) Total shares outstanding	$134,757,772 17,390,124	$381,913,728 24,961,642	$- (8,620,024)	$516,671,500 33,731,742

Class I net assets Class I shares outstanding Class I net asset value per share	$36,955,013 4,731,008 $7.81	$205,999,170 13,406,524 $15.37	($36,955,013) (4,731,008) N/A	$205,999,170 13,406,524 $15.37

Class II net assets Class II shares outstanding	$97,802,759 12,659,116	$175,914,558 11,555,118	($97,802,759) (12,659,116)	$175,914,558 11,555,118

Class II net asset value per share	$7.73	$15.22	N/A	$15.22

Class X net assets Class X shares outstanding Class X net asset value per share	$- - N/A	$- - N/A	$36,955,013 2,405,050 $15.37	$36,955,013 2,405,050 $15.37

Class Y net assets Class Y shares outstanding Class Y net asset value per share	$- - N/A	$- - N/A	$- - N/A	$- - N/A

Class Z net assets Class Z shares outstanding Class Z net asset value per share	$- - N/A	$- - N/A	$97,802,759 6,365,050 $15.37	$97,802,759 6,365,050 $15.37

1 Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Transaction.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at One Nationwide Plaza, Mail Code: 5-02-210 Columbus, Ohio 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to JPMorgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp; and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Custodian. JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.

Independent Registered Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accountant.

Additional Information. The following information about the Acquiring Fund or Target Fund (1933 Act File No. 002-73024 for the Acquiring Fund and Target Fund) is incorporated herein by reference and considered a part of this Prospectus/Information Statement: (i) the Target Fund Prospectus dated April 29, 2020, which is incorporated by reference herein; (ii) the Acquiring Fund’s and the Target Fund’s SAI dated April 29, 2020 (as revised July 6, 2020), related to the Acquiring Fund Prospectus and the Target Fund Prospectus; (iii) the Statement of Additional Information dated July 27, 2020 (relating to this Prospectus/Information Statement), which has been filed with the SEC and is incorporated by reference herein; and (iv) the Acquiring Fund’s and the Target Fund’s Annual Report to Shareholders for the year ended December 31, 2019. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC, by calling (800) 848-0920 or by writing to the Trust: One Nationwide Plaza, Mail Code: 5-02-210 Columbus, Ohio 43215.

This Prospectus/Information Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call (202)-551-8090 for hours of operation). Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROSPECTUS/INFORMATION STATEMENT
Exhibit

A	Form of Plan of Reorganization for the Target Fund
B	Financial Highlights

EXHIBIT A

FORM OF
PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this _____ day of _________, 2020 is adopted by Nationwide Variable Insurance Trust (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215, on behalf of two of its series, as set forth below:

NVIT Multi-Manager Large Cap Value Fund (the “Target Fund”)	NVIT Mellon Dynamic U.S. Equity Income Fund (the “Acquiring Fund”)
Class I	Class X
Class II	Class Z

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill (“Assets”) of the Target Fund in exchange solely for shares of beneficial interest, without par value, of the corresponding class of shares of the Acquiring Fund listed in the table above; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities (as defined below); (iii) the distribution of each class of the Acquiring Fund’s shares to the shareholders of its corresponding class of shares of the Target Fund, according to their respective interests, in complete liquidation of the Target Fund; and (iv) the liquidation and dissolution of the Target Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Target Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, the then existing Assets of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Target Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) subject to clause (2), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (2) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Target Fund (hereinafter “Net Assets”). The Target Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. To the extent that any Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Target Fund the number of shares of each class of the Acquiring Fund determined by dividing the net asset value per share of the corresponding share class of the Target Fund as of Close of Business on the Valuation Date by the net asset value per share of the corresponding class of the Acquiring Fund as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the corresponding Target Fund class as of Close of Business on the Valuation Date, provided, however, that the number of each class of shares of the Acquiring Fund to be so issued shall not exceed the number of shares determined by dividing the total net assets of the Target Fund, determined as of the Valuation Date, attributable to such class of shares of the Target Fund, by the net asset value per share of the corresponding class of the Acquiring Fund as of the Valuation Date. Each class of shares of the Acquiring Fund received shall be distributed pro rata to the shareholders of record of the corresponding class of the Target Fund as of the Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Target Fund and distribute pro rata to the Target Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Target Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Target Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Target Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, any outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Target Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures adopted by the Trust on behalf of the Target Fund and the Acquiring Fund (“Valuation Procedures”).

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class X Shares and Acquiring Fund Class Z Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the Valuation Procedures.

(c) The net asset value of a share of beneficial interest of the Target Fund Class I Shares and Target Fund Class II Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the Valuation Procedures.

3.	Closing and Valuation Date

The Valuation Date shall be September 11, 2020 or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, at One Nationwide Plaza, Columbus, Ohio 43215 at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Target Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Target Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Target Fund, without par value. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019, and any subsequent financial statements, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements (“FIN 48 Workpapers”), made available to the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Target Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Target Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of and through the Closing, for each such taxable year (or portion thereof) the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code, and the consummation of the transaction contemplated by the Plan will not cause the Target Fund to fail to qualify as a RIC as of the Closing. The Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material Tax (defined below) liability under Section 852 or 4982 of the Code for any period ended before the Closing Date. For all taxable years and all applicable quarters of such years since its inception, the Target Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the Target Fund’s registration statement on Form N-1A filed with the U.S. Securities and Exchange Commission (the “Commission”) or the Target Fund’s Prospectus.

(h) The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7T(a)(2) of the regulations issued by the United States Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(i) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and have withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes (defined below) required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(j) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.

(k) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (f) through (j) of this Section 4.

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Target Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund, including FIN 48 Workpapers, made available to the Target Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of and through the Closing, and the consummation of the transaction contemplated by the Plan will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing. The Acquiring Fund has not at any time since its inception been liable for, and the Acquiring Fund is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. For all taxable years and all applicable quarters of such years since its inception, the Target Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s registration statement on Form N-1A filed with the Commission or the Acquiring Fund’s Prospectus.

6.	Necessary Findings of Fact by the Trust on behalf of the Target Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on October 1, 2004, and is validly existing and in good standing under the laws of that state. The Trust, of which the Target Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Target Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Second Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”); Second Amended and Restated By-Laws (“By-Laws”); or any material contract or material commitment or obligation that would be violated by its execution of or performance under the Plan. Furthermore, the Trust is not subject to any order or decree that would be violated by performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Target Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Target Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Target Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly and timely filed, on behalf of the Target Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Target Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Target Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Target Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Target Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Target Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Target Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Target Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Target Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the prospectus and statement of additional information with respect to this Plan pursuant to which the Target Fund shareholders will be informed of the Reorganization, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Target Fund

(a) The Trust shall operate the business of the Target Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Target Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide:

(1) A statement of the respective tax basis and holding periods of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Department of the Treasury (the “Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(4) If requested by the Trust on behalf of the Acquiring Fund, all FIN 48 Workpapers and supporting statements pertaining to the Target Fund.

(e) The Trust shall mail to each shareholder of record of the Target Fund as of the Valuation Date a prospectus and statement of additional information that complies in all material respects with the requirements of Form N-14.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

(g) The Target Fund has made available to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing.

(i) The Target Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j) As promptly as practicable, but in any case within sixty (60) days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income Tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(k) The Target Fund will declare prior to the Valuation Date and pay before the date of the Closing, a dividend with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after the reduction for any capital loss carryover).

8. Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Target Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a registration statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such registration statement becomes effective as promptly as practicable. At the time such registration statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the registration statement becomes effective, and at the Closing, the prospectus and statement of additional information included in the registration statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Acquiring Fund shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Target Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Target Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That the Target Fund shall have declared prior to the Valuation Date and paid before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares, followed by the distribution by the

Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the shares of the Acquiring Fund pursuant to Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund solely for the shares (including fractional shares to which they may be entitled) of the Acquiring Fund pursuant to Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as a capital asset on the effective date of the Reorganization pursuant to Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9(f).

(g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on October 1, 2004 and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Target Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Target Fund were sold, issued and paid for in accordance with the terms of the Target Fund’s Prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s Prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Target Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That the Trust’s registration statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Target Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Target Fund shareholder.

(j) That at the Closing, the Trust, on behalf of the Target Fund, transfers to the Acquiring Fund Net Assets of the Target Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Target Fund at the Close of Business on the Valuation Date.

(k) The Target Fund will provide the Acquiring Fund with (1) a statement of the respective Tax basis and holding period for all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Trust on behalf of the Acquiring Fund, all FIN 48 Workpapers pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for Tax periods ending after the Closing, and (5) if requested by the Trust on behalf of the Acquiring Fund, a statement of earnings and profits as provided in Section 7(e).

10.	Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Nationwide Fund Advisors.

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by ________, 2020, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e)  The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law.

12. Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Target Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Target Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13. Final Tax Returns and Forms 1099 of the Target Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Target Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Target Fund to the extent such expenses have been or should have been accrued by the Target Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

14. Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

15. Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Variable Insurance Trust, on behalf of the NVIT Multi-Manager Large Cap Value Fund and NVIT Mellon Dynamic U.S. Equity Income Fund
By____________________________________
 Michael S. Spangler, President and Chief Executive Officer
Acknowledged by Nationwide Fund Advisors
By_____________________________________
 Michael S. Spangler, President

EXHIBIT B
FINANCIAL HIGHLIGHTS

The financial highlight tables below are intended to help you understand the NVIT Multi-Manager Large Cap Value Fund’s and the NVIT Mellon Dynamic U.S. Equity Income Fund’s financial performance for the past five fiscal years and are included in the NVIT Multi-Manager Large Cap Value Fund’s prospectus and NVIT Mellon Dynamic U.S. Equity Income Fund’s prospectus which are each incorporated herein by reference. The fiscal year end for both the NVIT Multi-Manager Large Cap Value Fund and the NVIT Mellon Dynamic U.S. Equity Income Fund is December 31.

Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request.

NVIT Multi-Manager Large Cap Value Fund

	Net Asset Value, Begin-ning of Period	Operations			Distributions					Ratios/Supplemental Data
		Net Invest-ment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Opera-tions	Net Invest-ment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Ex-penses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse-ments) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$ 8.54	0.17	1.87	2.04	(2.03)	(0.74)	(2.77)	$ 7.81	25.40%	$36,955,013	0.82%	1.78%	0.89%	58.74%
Year Ended December 31, 2018	$10.86	0.17	(1.27)	(1.10)	(0.15)	(1.07)	(1.22)	$ 8.54	(11.58%)	$33,787,691	0.79%	1.59%	0.83%	69.34%
Year Ended December 31, 2017	$10.18	0.15	1.27	1.42	(0.16)	(0.58)	(0.74)	$10.86	14.54%	$41,271,945	0.78%	1.42%	0.82%	57.60%
Year Ended December 31, 2016	$ 9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%	$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$ 9.96	(3.15%)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Class II Shares
Year Ended December 31, 2019	$ 8.48	0.14	1.85	1.99	(2.00)	(0.74)	(2.74)	$ 7.73	25.10%	$97,802,759	1.07%	1.53%	1.14%	58.74%
Year Ended December 31, 2018	$10.79	0.14	(1.26)	(1.12)	(0.12)	(1.07)	(1.19)	$ 8.48	(11.79%)	$78,848,845	1.04%	1.33%	1.08%	69.34%
Year Ended December 31, 2017	$10.11	0.12	1.27	1.39	(0.13)	(0.58)	(0.71)	$10.79	14.36%	$ 104,898,610	1.03%	1.16%	1.07%	57.60%
Year Ended December 31, 2016	$ 9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%	$ 114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$ 9.91	(3.44%)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Class Y Shares
Period Ended October 31, 2019 (g)	$ 8.57	0.15	1.49	1.64	(0.02)	(0.74)	(0.76)	$ 9.45	19.48%	$ 813,779,973	0.52%	1.60%	0.57%	58.74%
Year Ended December 31, 2018	$10.90	0.18	(1.28)	(1.10)	(0.16)	(1.07)	(1.23)	$ 8.57	(11.50%)	$1,439,543,207	0.64%	1.74%	0.68%	69.34%
Year Ended December 31, 2017	$10.21	0.17	1.27	1.44	(0.17)	(0.58)	(0.75)	$10.90	14.75%	$1,699,730,620	0.63%	1.57%	0.67%	57.60%
Year Ended December 31, 2016	$ 9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%	$1,747,966,228	0.64%	1.66%	0.67%	60.75%

	Net Asset Value, Begin-ning of Period	Operations			Distributions					Ratios/Supplemental Data
		Net Invest-ment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Opera-tions	Net Invest-ment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Ex-penses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse-ments) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$ 9.98	(3.04%)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Amounts designated as "-" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

NVIT Mellon Dynamic U.S. Equity Income Fund (formerly, American Century NVIT Multi Cap Value Fund)

	Net Asset Value, Begin-ning of Period	Operations			Distributions					Ratios/Supplemental Data
		Net Invest-ment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Opera-tions	Net Invest-ment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Ex-penses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimburse-ments) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$14.05	0.30	3.23	3.53	(0.41)	(1.80)	(2.21)	$15.37	26.95%	$205,999,170	0.89%	1.97%	0.89%	43.24%
Year Ended December 31, 2018	$16.82	0.31	(1.72)	(1.41)	(0.23)	(1.13)	(1.36)	$14.05	(9.35%)	$186,640,442	0.89%	1.89%	0.89%	48.35%
Year Ended December 31, 2017	$16.37	0.27	1.08	1.35	(0.28)	(0.62)	(0.90)	$16.82	8.67%	$231,762,341	0.88%	1.64%	0.88%	29.90%
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%	$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Class II Shares
Year Ended December 31, 2019	$13.94	0.27	3.19	3.46	(0.38)	(1.80)	(2.18)	$15.22	26.68%	$175,914,558	1.06%	1.80%	1.14%	43.24%
Year Ended December 31, 2018	$16.69	0.28	(1.70)	(1.42)	(0.20)	(1.13)	(1.33)	$13.94	(9.47%)	$152,592,138	1.06%	1.72%	1.14%	48.35%
Year Ended December 31, 2017	$16.26	0.24	1.07	1.31	(0.26)	(0.62)	(0.88)	$16.69	8.44%	$190,958,599	1.05%	1.47%	1.13%	29.90%
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%	$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%)	$157,058,004	1.06%	1.76%	1.14%	45.21%

(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

PART B
STATEMENT OF ADDITIONAL INFORMATION
July 27, 2020

NATIONWIDE VARIABLE INSURANCE TRUST
 One Nationwide Plaza
Mail Code: 5-02-210
Columbus, Ohio 43215
(800) 848-0920
www.nationwide.com/mutualfunds

NVIT Multi-Manager Large Cap Value Fund

This Statement of Additional Information (“SAI”) relates to the July 27, 2020 Combined Prospectus/Information Statement (the “Prospectus/Information Statement”) which describes a reorganization (the “Transaction”) of the NVIT Multi-Manager Large Cap Value Fund (the “Target Fund”) into the NVIT Mellon Dynamic U.S. Equity Income Fund (the “Acquiring Fund”).  Both the Target Fund and the Acquiring Fund are series of Nationwide Variable Insurance Trust (the “Trust”).  As a result of the Transaction, Target Fund shareholders will be issued shares of the Acquiring Fund (“Acquiring Fund Shares”) as shown below.

Target Fund	Acquiring Fund
NVIT Multi-Manager Large Cap Value Fund	NVIT Mellon Dynamic U.S. Equity Income Fund
Class I	Class X
Class II	Class Z

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement relating specifically to the Transaction.  A copy of the Prospectus/Information Statement may be obtained upon request and without charge by calling the Trust at (800) 848-0920.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.  The Transaction will occur in accordance with the terms of the Plan of Reorganization.

Table of Contents

GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI	3
PRO FORMA FINANCIAL INFORMATION	3

2

General Information

This SAI relates to (i) the transfer of substantially all of the property, assets and goodwill of the Target Fund to the Acquiring Fund, in exchange for shares of the designated classes of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities; (iii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.  The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur on or around September 14, 2020, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund.  Further information is included in the Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.
Statement of Additional Information dated April 29, 2020 (as revised July 6, 2020) and supplemented to date, with respect to the Target Fund and Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-20-186552).

2.
The audited financial statements and related report of PricewaterhouseCoopers LLP, the independent registered accounting firm, included in the Target Fund’s and Acquiring Fund’s Annual Report to Shareholders for the reporting period ended December 31, 2019, as amended to date (previously filed on EDGAR, Accession No. 0001193125-20-044638). No other parts of the Annual Report are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

The financial highlight tables are intended to help you understand the financial performance of the NVIT Multi-Manager Large Cap Value Fund (“Target Fund”) and NVIT Mellon Dynamic U.S. Equity Income Fund  (“Acquiring Fund”) for the past five fiscal years and are included in the Acquiring Fund’s prospectus and Target Fund’s prospectus which are each incorporated herein by reference.  The Acquiring Fund’s prospectus also accompanies this Prospectus/Information Statement.  The pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Transaction had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund for the twelve-month period ended December 31, 2019.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Transaction

The unaudited pro forma information for the twelve-month period ended December 31, 2019, has been prepared to give effect to the proposed Transaction pursuant to the Plan as if it had been consummated on January 1, 2019.

It is anticipated that the Target Fund will sell approximately 57% of its securities prior to the Transaction in connection with realigning the Target Fund’s portfolio in a manner more consistent with the investment strategies of the Acquiring Fund, which invests in both equities and fixed income securities, does not limit its investments in equity securities to large-cap companies, and uses derivatives as a principal investment strategy. The portfolio managers of the Acquiring Fund anticipate that the portfolio securities of the Target Fund to be sold in anticipation of the Transaction will consist mainly of equity securities of large-capitalization companies. The portfolio management team expects that the proceeds from such disposition will be used to invest in equity
3

securities of companies of all capitalizations, fixed income securities, and derivatives. Consequently, the transaction costs anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the realignment of the Target Fund’s portfolio and the subsequent investment by the Target Fund in equity securities of companies of all capitalizations, fixed income securities, and derivatives are estimated to be approximately $13,060.

Basis of Pro Forma Financial Information

On June 10, 2020, the Board approved the Plan by which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the Acquiring Fund will assume all of the liabilities of the Target Fund.  Target Fund shareholders will receive the class of Acquiring Fund Shares indicated in Table 1 below.  The Acquiring Fund will issue Acquiring Fund Shares with an aggregate net asset value equal to the aggregate value of the net assets that it receives from the Target Fund, as determined pursuant to the terms of the Plan.  All Acquiring Fund Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed.  Immediately following the transfer, the Acquiring Fund Shares received by the Target Fund will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated.  The Acquiring Fund will be the accounting survivor of the Transaction for financial statement purposes.

Table 1 – Reorganization Shares

Target Fund Shares	Acquiring Fund Shares

Target Fund Class I	Acquiring Fund Class X

Target Fund Class II	Acquiring Fund Class Z

Table 2 – Target Fund’s and Acquiring Fund’s Net Assets as of December 31, 2019

The Table below shows the net assets of the Target Fund, the Acquiring Fund, and the pro forma combined net assets assuming the Transaction was completed as of December 31, 2019.

Target Fund Net Assets	Acquiring Fund Net Assets	Pro Forma Combined Net Assets after Transaction with Target Fund
$134,757,772	$381,913,728	$516,671,500

Pro Forma Adjustments

The table below reflects needed adjustments to expenses of the pro forma combined fund as if the Reorganization had taken place on December 31, 2019. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.
4

Expense Category	Increase (decrease) in expense in dollars	Increase (decrease) in expense in basis points
Investment Advisory Fees	$(866,899)	(4.75)
Fund Administration Fees	(81,024)	(0.44)
Distribution Fees - Class II	(221,450)	(13.30)
Distribution Fees - Class Z	221,450	25.00
Administrative Servicing Fees - Class I	(53,793)	(2.73)
Administrative Servicing Fees - Class II	(132,871)	(7.98)
Administrative Servicing Fees - Class X	46,621	13.00
Administrative Servicing Fees - Class Z	115,154	13.00
Professional Fees	(29,568)	(0.16)
Accounting and transfer agent fees	(7,740)	(0.04)
Other	(3,075)	(0.02)
Total Expenses before fees waived	(1,013,195)
Investment advisory fees waived	690,192	3.78
Investment advisory fees voluntarily waived	50,001	0.27
Net Expenses	$(656,227)

Accounting Policy

No significant accounting policies will change as a result of the Transaction, specifically, policies regarding valuation of portfolio securities and tax status of the Fund under Subchapter M of the Internal Revenue Code of 1986, as amended.  In addition, the Transaction will not require any changes to the Acquiring Fund’s existing contracts.

Transaction Costs

The cost of the Transaction, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Transaction as well as the conversion costs associated with the Transaction (but excluding brokerage costs, which are expected to be minimal, if any), will be borne by NFA.

5